Filed Pursuant to Rule 497(a)
File No. 333-213391
Rule 482ad

Prospect Capital Corporation Prices Public Offering of $50.0 Million of 6.25% Unsecured Notes due 2028
NEW YORK, May 31, 2018 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) ("Prospect", “our”, or “we”) announced today that it has priced an underwritten public offering of $50.0 million in aggregate principal amount of 6.25% unsecured notes due 2028 (the “Notes”). The Notes will mature on June 15, 2028 and may be redeemed in whole or in part at any time or from time to time at our option on or after June 15, 2021. The Notes will bear interest at a rate of 6.25% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, with the first interest payment occurring on September 15, 2018.
UBS Investment Bank, Morgan Stanley and RBC Capital Markets are acting as joint book-running managers for this offering. Citigroup and Ladenburg Thalmann are acting as joint lead managers for this offering. BB&T Capital Markets, B. Riley FBR, Incapital and Maxim Group LLC are acting as co-managers for this offering. The offering is expected to close on June 7, 2018, subject to customary closing conditions. Prospect has granted the underwriters a 30 day option to purchase up to an additional $7.5 million in aggregate principal amount of the Notes.
Prospect expects to use a portion of the net proceeds of this offering to repay debt under its credit facility. Prospect intends to use the remainder of the net proceeds from this offering to invest in high quality short term debt investments, and/or to make long term investments in accordance with its investment objective and/or to repurchase certain of its unsecured notes.
Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect before investing. The preliminary prospectus supplement dated May 31, 2018 and the accompanying prospectus dated October 30, 2017, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Prospect and should be read carefully before investing.
The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Prospect and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.
The offering of these securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Prospectus Specialist, Telephone: 888-827-7275, (2) Morgan Stanley & Co. LLC, 180 Varick Street, New York, New York 10014, Attention: Prospectus Department, Telephone: 866-718-1649, and (3) RBC Capital Markets, LLC, Attention: Investment Grade Syndicate Desk, Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281, Telephone: 866-375-6829, e-mail: rbcnyfixedincomeprospectus@rbccm.com.

ABOUT PROSPECT CAPITAL CORPORATION
Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect's investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.
Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 ("1940 Act"). Prospect is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to Prospect could have an adverse effect on Prospect and our shareholders.
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.
For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectstreet.com
Telephone (212) 448-0702